                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                 -----------

                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                 -----------

                Date of Report
                (Date of earliest
                event reported):                April 16, 1997



                        Briggs & Stratton Corporation
            (Exact name of registrant as specified in its charter)




         Wisconsin                 1-1370                 39-0182330
      (State or other          (Commission File         (IRS Employer
      jurisdiction of              Number)            Identification No.)
      incorporation)





             12301 West Wirth Street, Wauwatosa, Wisconsin 53222

ITEM 5.    OTHER EVENTS


      The press release of Briggs & Stratton Corporation (the "Company") dated April 16, 1997 filed as Exhibit 99 hereto that discloses, among other things, a self tender for up to 5.875 million shares of common stock, the declaration of a dividend and the unaudited operating results of the Company for the third fiscal quarter, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                    Exhibit
-----------                    -------
   99                          Press release of Briggs & Stratton Corporation
                               dated April 16, 1997.


                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BRIGGS & STRATTON CORPORATION


DATE: April 16, 1997               By: /s/Robert H. Eldridge
                                       ----------------------------------
                                       Name: Robert H. Eldridge
                                       Title: Executive Vice President and
                                                Chief Financial Officer

                        BRIGGS & STRATTON CORPORATION

                 Exhibit Index to Current Report on Form 8-K
                             Dated April 16, 1997


Exhibit                     Exhibit                                  Page
Number
99                          Press release dated April 16, 1997          6
                            of Briggs & Stratton Corporation
